                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 23, 2004
                                                         ----------------


                               POLYONE CORPORATION
                      ------------------------------------
               (Exact name of registrant as specified in charter)


        Ohio                        1-16091                    34-1730488
       ------                      ----------                ---------------
   (State or other                (Commission                    (I.R.S.
   jurisdiction of                File Number)                  Employer
   incorporation)                                            Identification
                                                                  No.)


        PolyOne Center, 33587 Walker Road, Avon Lake, Ohio     44012
        ---------------------------------------------------------------
        (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (440) 930-1000
                                                           --------------


 ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 7 (c)  Financial Statements and Exhibits

Exhibit 99.1 -- Press Release of January 23, 2004, furnished herewith.



Item 12.    Results of Operations and Financial Condition

On January 23, 2004, the Registrant issued a press release, furnished herewith as Exhibit 99.1, which included a preliminary announcement of expected earnings for the fourth quarter of 2003 and a rescheduling of the Registrant's fourth quarter 2003 earnings release from the previously announced date of January 29, 2004 to February 4, 2004. This information shall not be deemed to be "filed" under the Securities Exchange Act of 1934.








                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               POLYONE CORPORATION

                                               By: /s/ Michael J. Meier
                                                   ----------------------------
                                                   Michael J. Meier
                                                   Controller


Dated: January 23, 2004